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                                                                   Exhibit 10.18





                               September 18, 1998

Streamline, Inc.
General Electric Capital Corporation
Intel Corporation
SAP America, Inc.
PaineWebber Capital Inc.
HARE & CO. c/o The Bank of New York
DDJ CANADIAN HIGH YIELD FUND
MELLON BANK, N.A., solely in its capacity as Trustee for General Motors Employees Domestic
  Group Pension Trust as directed by DDJ Capital
  Management, LLC, and not in its individual capacity
Nordstrom, Inc.

     Re:   Registration Rights

Ladies and Gentlemen:

     Reference is made to (i) that certain Series A Preferred Stock Purchase Agreement (the "Series A Agreement"), dated as of May 15, 1996, by and among Streamline, Inc. (the "Company"), Reliance Insurance Company ("Reliance") and Timothy A. DeMello, (ii) that certain Registration Rights Agreement (the "Series B Registration Rights Agreement"), dated as of June 13, 1997, by and among the Company, Intel Corporation ("Intel"), and PaineWebber Capital Inc. ("PaineWebber") and to which General Electric Capital Corporation ("GE") and SAP America, Inc. ("SAP") became parties as of September 23, 1997, (iii) that certain Registration Rights Agreement (the "DDJ Registration Rights Agreement"), dated as of April 15, 1998, by and among the Company, DDJ CANADIAN HIGH YIELD FUND and its nominee HARE & CO c/o The Bank of New York (collectively, "DDJ") and MELLON BANK, N.A., solely in its capacity as Trustee for General Motors Employees Domestic Group Pension Trust as directed by DDJ Capital Management, LLC, and not in its individual capacity (the "GM Trust"), and (iv) that certain Registration Rights Agreement (the "Series D Registration Rights Agreement"), dated as of the date hereof by and between the Company and Nordstrom, Inc. ("Nordstrom").


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     Reliance hereby irrevocably consents under Section 11.1(c) of the Series A
Agreement to the inclusion in any registration of shares of the Company's Common Stock held by Reliance made pursuant to Section 11.1 of the Series A Agreement of any Registrable Shares (as defined in the Series B Registration Rights Agreement, the DDJ Registration Rights Agreement, and the Series D Registration Rights Agreement, as applicable) held by one or more of Intel, PaineWebber, GE, SAP, DDJ, the GM Trust, Nordstrom or any of their respective Permitted Transferees (as defined in the Series B Registration Rights Agreement, the DDJ Registration Rights Agreement, or Series D Registration Rights Agreement, as applicable), provided that, in the case of inclusion of shares in such registration by a Permitted Transferee, the Registrable Shares held by any such Permitted Transferee constitute at least 20% of the Registrable Shares issued by the Company to Intel, PaineWebber, GE, SAP, DDJ or the GM Trust, as the case may be (10% in the case of Nordstrom) (such a Permitted Transferee which holds at least 20% of the Registrable Shares issued by the Company to Intel, PaineWebber, GE, SAP, DDJ or the GM Trust, as the case may be, or 10% of the Registrable Shares issued by the Company to Nordstrom, being referred to herein as a "Qualifying Transferee").

     Reliance further agrees that, in the event that any registration referenced in the preceding paragraph involves an underwritten offering, and the managing underwriter thereof shall advise Reliance that, in its opinion, the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering, the number of shares of Common Stock included in such offering shall be allocated, pro rata, on the basis of the number of shares requested to be included in such registration by Reliance and each of the entities referred to in the preceding paragraph.

     The Company shall promptly (and, in any event, within three business days) notify each of Intel, PaineWebber, GE, SAP, DDJ, the GM Trust, Nordstrom and their Qualifying Transferees of any request for registration by Reliance pursuant to Section 11.1 of the Series A Agreement, and each of such persons hereby agrees that (i) Reliance has no obligations under this paragraph and shall not be held liable, in any way whatsoever, in the event that the Company fails to so notify any such person and (ii) any failure by the Company to provide the notification set forth in this paragraph shall have no effect, in any way whatsoever, on Reliance's rights pursuant to Section 11.1 of the Series A Agreement or on the timing of any actions to be taken by any person in connection therewith.


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     Each of the undersigned agrees that this letter agreement shall be assignable by each party hereto to any Qualifying Transferee. In the event that Reliance transfers any shares of the Company's securities, Reliance agrees that it shall take such steps as it believes are necessary to ensure that the rights granted to Intel, PaineWebber, GE, SAP, DDJ, the GM Trust, Nordstrom and their Qualifying Transferees under the foregoing paragraphs remain available to such persons.

     This letter agreement is intended to supersede the letter agreements relating to the subject matter hereof, dated as of June 13, 1997, September 23, 1997 and April 15, 1998, by and among certain of the parties hereto.

     This letter agreement shall not be amended without the written consent of each of the parties hereto (or their Qualified Transferees).

                           [signature page to follow]


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     IN WITNESS WHEREOF, the undersigned hereby sets forth its hand as of the date first written above.

                               RELIANCE INSURANCE COMPANY,
                               on behalf of itself and its nominee, HARE
                               & Co.

                               By: /s/ John P. Fitzsimons
                                   ---------------------------------
                                       John P. Fitzsimons
                                       Vice President

AGREED AND ACCEPTED:

STREAMLINE, INC.                      GENERAL ELECTRIC CAPITAL
                                      CORPORATION

By: /s/ Timothy A. Demello            By: /s/ Thomas A. Crowley
    -----------------------               --------------------------------
        Timothy A. DeMello                    Thomas A. Crowley
        Chairman and Chief                    Managing Director-ECG
        Executive Officer

INTEL CORPORATION                     SAP AMERICA, INC.

By: /s/ Arvind Sodhani                By: /s/ Brad C. Brubaker
    -----------------------               --------------------------------
        Arvind Sodhani                        Brad C. Brubaker
        Vice President and                    Vice President
        Treasurer

PAINEWEBBER CAPITAL INC.              DDJ CANADIAN HIGH YIELD
                                      FUND
                                      By:  DDJ Capital Management, LLC, its
                                           attorney in fact

By: /s/ Dhananjay Pai                 By: /s/ David J. Breazzano
    -----------------------               --------------------------------
        Dhananjay Pai                         David J. Breazzano
        President                             Member

                                      AND ITS NOMINEE:

                                      HARE & CO. C/O
                                      THE BANK OF NEW YORK

                                      By: /s/ Helena Morales
                                          --------------------------------
                                              Helena Morales
                                              Assistant Treasurer


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MELLON BANK, N.A.,
solely in its capacity as Trustee for
General Motors Employees Domestic Group
Pension Trust as directed by DDJ Capital
Management, LLC, and not in its individual capacity

By: /s/ Bernadette Rist
   ----------------------------------------
        Bernadetter Rist
        Authorized Signatory

NORDSTROM, INC.

By: /s/ Erik B. Nordstrom
   ----------------------------------------
        Erik B. Nordstrom